Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

    In connection with the Annual Report of Valaris Limited (the "Company") on Form 10-K for the period ending December 31, 2023 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Christopher T. Weber, Senior Vice President and Chief Financial Officer of the Company (principal financial officer), certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)   The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Christopher T. Weber
Christopher T. Weber Senior Vice President and Chief Financial Officer (principal financial officer)
February 22, 2024